                                                                    EXHIBIT 99.2

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:                 $                2,662,186,134.57
Beginning of the Month Finance Charge Receivables:            $                  123,715,555.73
Beginning of the Month Discounted Receivables:                $                            0.00
Beginning of the Month Total Receivables:                     $                2,785,901,690.30


Removed Principal Receivables:                                $                            0.00
Removed Finance Charge Receivables:                           $                            0.00
Removed Total Receivables:                                    $                            0.00


Additional Principal Receivables:                             $                  457,243,563.96
Additional Finance Charge Receivables:                        $                   24,096,331.49
Additional Total Receivables:                                 $                  481,339,895.45


Discounted Receivables Generated this Period:                 $                            0.00


End of the Month Principal Receivables:                       $                3,082,917,047.88
End of the Month Finance Charge Receivables:                  $                  149,202,144.54
End of the Month Discounted Receivables:                      $                            0.00
End of the Month Total Receivables:                           $                3,232,119,192.42


Special Funding Account Balance                               $                            0.00
Aggregate Invested Amount (all Master Trust Series)           $                2,300,000,000.00
End of the Month Transferor Amount                            $                  782,917,047.88
End of the Month Transferor Percentage                                                   25.40%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                           RECEIVABLES


       30-59 Days Delinquent                                  $                   63,797,998.85
       60-89 Days Delinquent                                  $                   45,398,618.64
       90+ Days Delinquent                                    $                   86,915,266.31


       Total 30+ Days Delinquent                              $                  196,111,883.80
       Delinquent Percentage                                                              6.07%

Defaulted Accounts During the Month                           $                   18,207,054.22
Annualized Default Percentage                                                             8.21%

Principal Collections                                                            346,386,216.49
Principal Payment Rate                                                                   13.01%

Total Payment Rate                                                                       13.98%


INVESTED AMOUNTS


       Class A Initial Invested Amount                      $                    368,000,000.00
       Class B Initial Invested Amount                      $                     32,000,000.00

INITIAL INVESTED AMOUNT                                     $                    400,000,000.00

       Class A Invested Amount                              $                    368,000,000.00
       Class B Invested Amount                              $                     32,000,000.00

INVESTED AMOUNT                                             $                    400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                           14.76%
PRINCIPAL ALLOCATION PERCENTAGE                                                          14.76%


MONTHLY SERVICING FEE                                       $                        500,000.00

INVESTOR DEFAULT AMOUNT                                     $                      2,686,487.26


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                              92.00%

       Class A Finance Charge Collections                   $                      6,289,414.54
       Other Amounts                                        $                              0.00

TOTAL CLASS A AVAILABLE FUNDS                               $                      6,289,414.54


       Class A Monthly Interest                             $                      2,038,426.11
       Class A Servicing Fee                                $                        460,000.00
       Class A Investor Default Amount                      $                      2,471,568.28

TOTAL CLASS A EXCESS SPREAD                                 $                      1,319,420.15


REQUIRED AMOUNT                                             $                              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                               8.00%

       Class B Finance Charge Collections                   $                        546,905.60
       Other Amounts                                        $                              0.00

TOTAL CLASS B AVAILABLE FUNDS                               $                        546,905.60


       Class B Monthly Interest                             $                        180,090.00
       Class B Servicing Fee                                $                         40,000.00


TOTAL CLASS B EXCESS SPREAD                                 $                        326,815.60


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                           $                    1,646,235.75


       Excess Spread Applied to Required Amount               $                            0.00

       Excess Spread Applied to Class A Investor              $                            0.00
       Charge Offs

       Excess Spread Applied to Class B Items                 $                      214,918.98

       Excess Spread Applied to Class B Investor              $                            0.00
       Charge Offs


       Excess Spread Applied to Monthly Cash                  $                       25,434.72
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $                            0.00
       Account

       Excess Spread Applied to other amounts owed            $                    1,405,882.05
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $                            0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $                            0.00


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $                            0.00
SERIES 1995-A

       Excess Finance Charge Collections Applied to           $                            0.00
       Required Amount

       Excess Finance Charge Collections Applied to           $                            0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to           $                            0.00
       Class B Items

       Excess Finance Charge Collections Applied to           $                            0.00
       Class B Investors Charge Offs

       Excess Finance Charge Collections Applied to           $                            0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to           $                            0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to           $                            0.00
       other amounts owed Cash Collateral Depositor


YIELD AND BASE RATE --

       Base Rate (Current Month)                                                          8.89%
       Base Rate (Prior Month)                                                            8.91%
       Base Rate (Two Months Ago)                                                         8.78%

THREE MONTH AVERAGE BASE RATE                                                             8.86%

       Portfolio Yield (Current Month)                                                   12.45%
       Portfolio Yield (Prior Month)                                                     12.69%
       Portfolio Yield (Two Months Ago)                                                   9.65%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                      11.60%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                             92.00%

       Class A Principal Collections                          $                   46,845,541.25

CLASS B PRINCIPAL PERCENTAGE                                                              8.00%

       Class B Principal Collections                          $                    4,073,525.34

TOTAL PRINCIPAL COLLECTIONS                                   $                   50,919,066.59

INVESTOR DEFAULT AMOUNT                                       $                    2,686,487.26

REALLOCATED PRINCIPAL COLLECTIONS                             $                            0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $                            0.00
SERIES

CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                         $                            0.00
       Deficit Controlled Amortization Amount                 $                            0.00

CONTROLLED DEPOSIT AMOUNT                                     $                            0.00


CLASS B AMORTIZATION --

       Controlled Amortization Amount                         $                            0.00
       Deficit Controlled Amortization Amount                 $                            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $                            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $                   53,605,553.85
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $                            0.00

CLASS B INVESTOR CHARGE OFFS                                  $                            0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $                            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $                            0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                        $                   52,000,000.00
       Available Cash Collateral Amount                       $                   52,000,000.00

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                     $                            0.00
       Class B Interest Rate Cap Payments                     $                            0.00


TOTAL DRAW AMOUNT                                             $                            0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $                            0.00

                                           First USA Bank, National Association
                                           as Servicer


                                           By: /s/ Tracie Klein
                                               --------------------------------
                                                     Tracie H. Klein
                                                     First Vice President